Arrowhead Money Market Fund

Supplement to the Prospectus dated July 6, 2009

Arrowhead Money Market Fund (the "Fund") has ceased operations. The Fund is closed and shares of the Fund are not available for purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Supplement dated January 27, 2010